A D VALOREM DUTY PAID
ASST. COLLECTOR

INSTRUMENT OF TRANSFER

STAMP DUTY 39 13.5.11 39 HONG KONG

HONG KONG 00005 .00 STAMP DUTY PAID

彩生企業有限公司
HUGE LIFE ENTERPRISES LIMITED

STAMP OFFICE 37 13.5.11 HONG KONG

I/We KWAN YU MING 關如明
of Flat D, 20/F., Block 4, Gold Coast, 1 Castle Peak Road, Castle Peak Bay, New Territories, Hong Kong.
in consideration of the sum of HK$ - 1.00 -
paid to me/us by (name) EXPRESSCO INVESTMENT HOLDINGS LIMITED
(occupation) Corporation
of (address) Unit 2102, Fook Lee Commercial Centre, Town Place, 33 Lockhart Road, Wanchai, Hong Kong
(hereinafter "the said Transferee")
do hereby transfer to the said Transferee the - 1 - ORDINARY share(s)
numbered -001-
standing in my/our name in the register of:-

彩生企業有限公司
HUGE LIFE ENTERPRISES LIMITED

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

$10 — being penalty for late stamping payable under Section 9 of the Stamp Duty Ordinance.
Asst. Collector

Witness our hands the 20 APR 2011

Witness to the signature(s) of the Transferor -

Witness's name and address:
CHEUNG Ming, Angus
Unit 2102, Fook Lee Commercial Centre, Town Place,
33 Lockhart Road, Wanchai, Hong Kong.

KWAN YU MING 關如明

Witness to the signature(s) of the Transferee -

Witness's name and address:
CHEUNG Ming, Angus
Unit 2102, Fook Lee Commercial Centre, Town Place,
33 Lockhart Road, Wanchai, Hong Kong.

STAMP DUTY 39 13.5.11 39 HONG KONG

EXPRESSCO INVESTMENT HOLDINGS LIMITED

HONG KONG 00010 .00 STAMP DUTY PAID